Transamerica Variable Insurance Fund, Inc.

                      Supplement Dated December 17, 2001 to
              Statement of Additional Information Dated May 1, 2001

The following information supplements the PORTFOLIO TRANSACTIONS, PORTFOLIO TURNOVER AND BROKERAGE section, page 27, of the Statement of Additional Information. This supplement should be read in conjunction with the Statement of Additional Information. The new language is highlighted in bold below.

PORTFOLIO TRANSACTIONS, PORTFOLIO TURNOVER AND BROKERAGE

The Adviser is responsible for decisions to buy and sell securities for each Portfolio, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, affiliates of the Investment Adviser.

In placing orders for portfolio securities of a Portfolio, the Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Adviser will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable in the circumstances. While the Adviser generally seeks reasonably competitive spreads or commissions, each Portfolio will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, the Adviser will consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of the Portfolio, the Adviser and its affiliates, or other clients of the Adviser or its affiliates. Such research and investment services include statistical and economic data and research reports on particular companies and industries. Such services are used by the Adviser in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for each Portfolio may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than those of each Portfolio, and the services furnished by such brokers may be used by the Adviser in providing investment advisory services for each Portfolio.

SUBJECT TO THE FOREGOING, IN CERTAIN CIRCUMSTANCES, IN SELECTING BROKERAGE FIRMS TO EFFECT THE EXECUTION OF TRADES FOR A PORTFOLIO, THE ADVISER MAY ALSO CONSIDER THE ABILITY OF A BROKER/DEALER TO PROVIDE CLIENT REFERRALS AND TO PROVIDE REBATES OF COMMISSIONS BY A BROKER TO A PORTFOLIO, OR OTHER ACCOUNT MANAGED BY THE ADVISER, OR TO A THIRD PARTY SERVICE PROVIDER OF A PORTFOLIO, OR OTHER ACCOUNT MANAGED BY THE ADVISER, OR TO PAY A PORTFOLIO OR OTHER ACCOUNT EXPENSE. IN RECOGNITION OF THE VALUE OF THE FOREGOING FACTORS, AND IN THE POSSIBLE RESEARCH OR OTHER SERVICES PROVIDED, THE ADVISER MAY PLACE PORTFOLIO TRANSACTIONS WITH A BROKER OR DEALER WITH WHOM IT HAS NEGOTIATED COMMISSION THAT IS IN EXCESS OF COMMISSION ANOTHER BROKER/DEALER WOULD HAVE CHARGED FOR EFFECTING THAT TRANSACTION IF THE ADVISER DETERMINES IN GOOD FAITH THAT SUCH AMOUNT OF COMMISSION WAS REASONABLE IN RELATION TO THE VALUE OF THE BROKERAGE AND RESEARCH AND/OR OTHER SERVICE PROVIDED BY SUCH BROKER OR DEALER VIEWED IN TERMS OF EITHER THAT PARTICULAR TRANSACTION OR OF THE OVERALL RESPONSIBILITIES OF THE ADVISER.

The aggregate dollar amount of brokerage commissions paid by the Growth Portfolio during fiscal years 1997, 1998, 1999, and 2000 was $16,312, $90,274,
$138,736, and $168,693, respectively. Brokerage commissions having been increasing as the Portfolio's assets increase. The total paid by the Money Market Portfolio during fiscal years 1998, 1999 and 2000 was $0, $0 and $0, respectively, because the Adviser reimbursed expenses. The other Portfolios did not commence operations in 2000.

On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of a Portfolio as well as its other advisory clients (including any other fund or other investment company or advisory account for which the Adviser or an affiliate acts as investment adviser), the Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for a Portfolio with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be most equitable as to each customer and consistent with its fiduciary obligations to such Portfolio and such other customers. In some instances, this procedure may adversely affect the price and size of the position obtainable for a Portfolio.

Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Board of Directors.

For calendar year 2000, the portfolio turnover rate for the Growth Portfolio was 37.76%. The turnover rate for the Money Market Portfolio is zero for regulatory purposes. A 100% annual turnover rate would occur if all of a Portfolio's securities were replaced one time during a one year period. None of the other Portfolios began investing in 2000.